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                                                     Exhibit 10.20

                        STOCK OPTION AGREEMENT

Stock Option Agreement made as of this 9th day of May, 1996 among Valassis Communications, Inc., a Delaware corporation ("Valassis" or the "Company"), Conpress Cayman, LDC, a Cayman Islands corporation ("Conpress") and Consolidated Press International Limited, a Bahamian corporation ("CPIL").

	WHEREAS, Conpress is the direct holder of 21,200,000 shares of common stock, par value $.01 per share of Valassis; and

	WHEREAS, Conpress is 100% indirectly owned by CPIL; and

	WHEREAS, Conpress and CPIL are both affiliates of Consolidated Press Holdings
Limited, an Australian capital territory corporation; and

	WHEREAS, Valassis may acquire from time to time up to 5,000,000 shares of common stock through open market transactions and from Conpress; and

	WHEREAS, the parties have agreed to the sale to Valassis of shares of common stock of Valassis owned by Conpress upon the terms and conditions hereinafter set forth.

	NOW, THEREFORE, in consideration of the foregoing and of the mutual premises, covenants, representations and warranties contained herein, it is hereby agreed as follows:

1.  TRANSFER OF STOCK; CONPRESS OPTION TO SELL

	For such period of time as Valassis continues its share repurchase program (the
"Repurchase Term"), Valassis grants to Conpress an option to sell shares of common stock of Valassis on the terms and subject to the conditions hereof.
Each month during the Repurchase Term, Conpress shall have the option (an
"Option") to sell up to the Monthly Purchase Number (as hereinafter defined) of shares of Valassis common stock at a sales price equal to the Average Purchase
Price (as hereinafter defined).  For purposes of this Option Agreement, the term "Monthly Purchase Number" shall mean the amount of shares of its Common
Stock that Valassis bought on the open market during the month prior to the one in question.  For purposes of this Option Agreement, the term "Average Purchase
Price" shall mean the aggregate price paid before commissions for shares of common stock of Valassis bought by Valassis on the open market during the month in question divided by the number of shares of common stock of Valassis bought by Valassis on the open market during the month in question.  On the first business day of each month during the Repurchase Term, commencing with the second month of the Repurchase Term, Valassis will notify Conpress, in accordance with Section 10.4 hereof (the "Purchase Notice"), of the Monthly
Purchase Number and the Average Purchase Price.  Each Option shall be exercisable by Conpress giving notice to Valassis within five business days following the Purchase Notice (each such five days being referred to herein as an "Option Period") in accordance with Section 10.4 hereof (the "Sale Notice"), of the number of shares Conpress shall sell, such amount not to exceed the
Monthly Purchase Number.  If during any given month, Conpress does not give
Valassis a Sale Notice during an Option Period, then Conpress' option to sell with respect to the shares in the Purchase Notice for such month shall expire.

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2. PURCHASE PRICE

 	In full consideration for each sale of Valassis common stock to Valassis hereunder and subject to the terms and conditions hereinafter set forth, Valassis hereby agrees to pay to Conpress a purchase price per share equal to the Average Purchase Price during the month preceding the month in which the Sale Notice is given.

3. PAYMENT OF PURCHASE PRICE

	Subject to the terms and conditions hereof, on or before the third business following the Company's receipt of a Sale Notice (the "Purchase Date"),
Valassis shall pay the Average Purchase Price to Conpress by wire transfer to such bank as Conpress may specify in accordance with Section 10.4 hereof.  All such payments shall be net of any withholding required by applicable tax laws.

4.  DOCUMENTS TO BE DELIVERED BY CONPRESS

	Subject to the terms and conditions hereof, on each Purchase Date, Conpress agrees to deliver to Valassis, at such address as Valassis may specify, a duly issued certificate for all of the shares of Valassis common stock to be sold in accordance with Section 1. hereof duly endorsed in blank or with blank stock powers attached with signatures guaranteed and with all required stock transfer stamps attached.

5.  REPRESENTATIONS AND WARRANTIES OF CONPRESS AND CPIL

	Conpress and CPIL jointly and severally represents and warrants to Valassis as of the date hereof and as of each Purchase Date as follows:

	5.1	AUTHORITY.  Each of Conpress and CPIL is a corporation duly organized, validly existing and in good standing under the laws of the Cayman Islands and
Bahamas, respectively, and has full corporate power and authority to execute, deliver and perform this Agreement.  The execution and delivery of this
Agreement and the performance by each of Conpress and CPIL of their respective obligations hereunder have been duly authorized by Conpress' and CPIL's Board of
Directors, respectively, and constitutes the legal, valid and binding obligation of Conpress and CPIL enforceable against such entities in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors'
rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.  No other action on the part of Conpress or CPIL is necessary to authorize the execution and delivery of this Agreement or the performance of their respective obligations hereunder.

	5.2	NO CONFLICTS.  Except for the release from pledge of the Valassis shares of common stock owned by Conpress which Conpress and CPIL covenant and agree to effectuate, the execution, delivery and performance of this Agreement by
Conpress and CPIL and the consummation by Conpress and CPIL of all of the transactions contemplated hereby:  (i) do not and will not require the consent, waiver, approval, license, designation or authorization of, or declaration with, any person or public authority; (ii) do not and will not with or without the giving of notice or the passage of time or both, result in a breach of any provision of, or constitute a default under, or accelerate or permit the acceleration of the performance required by the terms of the articles of incorporation, bylaws or any other applicable organization documents of either
Conpress or CPIL or any agreement, mortgage, deed of trust, indenture, license, permit or any other agreement or instrument or obligation to which Conpress or
CPIL is a party or by which Conpress or CPIL is bound.

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	5.3	CAPITAL STOCK.  All of the shares of Valassis common stock owned by
Conpress and sold to Valassis hereunder are beneficially owned by Conpress.
Conpress has good and marketable title to such shares, and, upon consummation of the sale of such shares hereunder, Valassis will acquire good and marketable title to such shares free and clear of any liens, encumbrances, pledges, security interests, restrictive agreements, transfer restrictions, voting trust arrangements, claims and imperfections of any nature whatsoever.

6. Valassis hereby represents and warrants to Conpress and CPIL as of the date hereof and as of each Purchase Date as follows:

	6.1	AUTHORITY.  Valassis is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has full corporate power and
authority to execute, deliver and perform this Agreement.   The execution and
delivery of this Agreement and the performance by Valassis of its obligations hereunder have been duly authorized by Valassis' Board of Directors and constitutes the legal, valid and binding obligation of Valassis enforceable against Valassis in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.  All corporate and other acts or proceedings required to be taken by Valassis to authorize the execution, delivery and performance of this
Agreement and all transactions contemplated hereby have been duly and properly taken.

	6.2	NO CONFLICTS.  The execution, delivery and performance of this Agreement by Conpress and CPIL and the consummation by Valassis of all of the transactions contemplated hereby:  (i) do not and will not require the consent, waiver, approval, license, designation or authorization of, or declaration with, any person or public authority except for the approval by Comerica Bank pursuant to a Revolving Credit Agreement dated as of August 11, 1995 between Valassis and
Comerica Bank, as Agent and the consent of a majority of the holders of the outstanding shares of Valassis other than the shares beneficially owned by
Conpress; (ii) do not and will not, with or without the giving of notice or the passage of time or both, result in a breach of any provision of, or constitute a default under, or accelerate or permit the acceleration of the performance required by the terms of the Amended and Restated Certificate of Incorporation
or bylaws of Valassis or any agreement, mortgage, deed of trust, indenture, license, permit or any other agreement or instrument or obligation to which
Valassis is a party or by which Valassis is bound other than the shareholder consent described herein.

7.  COVENANTS.

	7.1	CONSENTS.  The parties hereto shall each use their reasonable efforts to obtain at the earliest practicable date, and in any event before any Purchase
Date, by instruments in form and substance reasonably satisfactory to the other, all consents and approvals required in connection with the transactions contemplated by this Agreement.

	7.2	FURTHER ASSURANCES.  At any time and from time to time after a Purchase
Date, each party shall, without further consideration, execute and deliver to the other such other instruments of transfer and shall take such other action as the other may reasonably request to carry out the transfer of common stock contemplated by this Agreement.

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8.  CONDITIONS PRECEDENT

	8.1	CONDITIONS TO PERFORMANCE BY VALASSIS.  The obligations of Valassis under this Agreement shall be subject to the fulfillment of each and all of the following conditions at or before each Purchase Date, each of which is hereby individually deemed material, and any one or more of which may be waived in writing by Valassis.

	8.1.1	REPRESENTATIONS AND WARRANTIES.  The representations and warranties made by Conpress and CPIL contained in this Agreement shall be true and correct as of the Purchase Date to the same extent and with the same effect as if made on the
Purchase Date.

	8.1.2	PERFORMANCE OF COVENANTS.  Conpress and CPIL shall have performed each and all of the obligations and complied with each and all of the covenants, agreements and conditions required to be performed or complied with by it on or prior to each Purchase Date.

	8.1.3	OTHER AUTHORIZATIONS.  Any and all necessary consents and assignments that are required for the transfer of the common stock hereunder or for the consummation of the transactions contemplated hereby shall have been obtained and be in effect, and Valassis shall have received all such opinions, appraisals and other documents as it shall deem necessary or appropriate to establish the legality of its stock repurchase program.

	8.1.4	APPROVAL OF DOCUMENTS.  All instruments and documents delivered to
Valassis pursuant to the provisions of this Agreement, or incident to the transactions contemplated hereby, shall be satisfactory to Valassis' counsel as to form, scope, substance and execution.

	8.2	CONDITIONS TO PERFORMANCE BY CONPRESS AND CPIL.  The obligations of
Conpress and CPIL under this Agreement shall be subject to the fulfillment of each and all of the following conditions at or before each Purchase Date, each of which is hereby individually deemed material, and any one or more of which may be waived in writing by CPIL and Conpress.

	8.2.1	REPRESENTATIONS AND WARRANTIES.  The representations and warranties made by Valassis contained in this Agreement shall be true and correct as of the
Purchase Date to the same extent and with the same effect as if made on the
Purchase Date.

	8.2.2	PERFORMANCE OF COVENANTS.  Valassis shall have performed each and all of the obligations and complied with each and all of the covenants, agreements and conditions required to be performed or complied with by it on or prior to each
Purchase Date.

	8.2.3	OTHER AUTHORIZATIONS.  Any and all necessary consents and assignments that are required for the transfer of common stock hereunder or for the consummation of the transactions contemplated hereby shall have been obtained and be in effect.

	8.2.4	APPROVAL OF DOCUMENTS.  All instruments and documents delivered to
Conpress and CPIL pursuant to the provisions of this Agreement, or incident to the transactions contemplated hereby, shall be satisfactory to Conpress and CPIL's counsel as to form, scope, substance and execution.

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9.  TERMINATION.

	This Agreement may be terminated by either party hereto upon 30 days' written notice of termination to the other in accordance with Section 10.4 hereof.

10.  MISCELLANEOUS.

	10.1	CONSENT TO JURISDICTION AND WAIVERS.  Each of Valassis, Conpress and CPIL
irrevocably consents that any legal action or proceeding under, arising out of or in any manner relating to this Agreement, or any other document delivered in connection herewith, may be brought in any court of the State of Delaware or in the United States District Court for Delaware.  Valassis, Conpress and CPIL by
the execution  and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding.  Valassis, Conpress and CPIL further irrevocably consent to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to it by hand or by any other manner provided for in Section 10.4.  Valassis, Conpress and CPIL hereby expressly and irrevocably waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.  Nothing in this Section shall affect or impair in any manner or to any extent the right of any party hereto to commence legal proceedings or otherwise proceed against the other in any jurisdiction or to serve process in any manner permitted by law.  Valassis,
Conpress and CPIL hereby waive their rights, if any, to trial by jury.

	10.2	EXPENSES.  Each of the parties hereto shall bear its own expenses, costs and fees (including attorneys' and auditors' fees) in connection with the transactions contemplated hereby, including the preparation and execution of this Agreement and compliance herewith, whether or not the transactions contemplated hereby shall be consummated.

	10.3	SEVERABILITY.  If any provision of this Agreement shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.  The invalidity of any one or more phrases, sentences, clauses, sections or subsections of this Agreement shall not affect the remaining portions of this Agreement.

	10.4	NOTICES.  All notices, consents requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered personally or sent by registered or certified mail (return receipt requested), postage prepaid, or by facsimile transmission (i) if to Valassis at 36111 Schoolcraft
Road, Livonia, MI  48150 (facsimile (313)/591-4460), Attn:  Barry P. Hoffman;
and (ii) if to Conpress at 2nd Floor, Block A, Russell Court, St. Stephen's
Green, Dublin 2, The Republic of Ireland (facsimile 353-1-475-6605),
Attn:  Peter Beer; and (iii) if to CPIL at  2nd Floor, Block A, Russell Court,
St. Stephen's Green, Dublin 2, The Republic of Ireland
(facsimile 353-1-475-6605), Attn:  Peter Beer; or, in each case, at such other address as may be specified in writing to the other parties.

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	10.5	WAIVER.  Any party may waive compliance by another with any of the provisions of this Agreement. No waiver of any provisions shall be construed as a waiver of any other provision. Any waiver must be in writing.

	10.6	MISCELLANEOUS.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter  hereof.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which constitute one and the same instrument.  This
Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware, applicable to contracts made and to be performed in Delaware.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.  Any amendment or modification of this Agreement must be in writing, signed by the party against whom enforcement of such amendment or modification is sought.
The rights and obligations contained in this Agreement are solely for the benefit of the parties hereto and are not intended to benefit or be enforceable by any other party, under the third party beneficiary doctrine or otherwise.

	10.7	JOINT AND SEVERAL OBLIGATIONS.  All of the representations, warranties, covenants and agreements of Conpress hereunder shall be the joint and several representations, warranties, covenants and agreements of CPIL and Conpress.


	IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


Valassis Communications, Inc.


By /s/ Barry P. Hoffman
   ______________________________
     Title   Secretary


Conpress Cayman, LDC


By /s/ P. G. Beer
   ________________________________
     Title   Authorized Representative


Consolidated Press International Limited


By /s/  P. G. Beer
   ________________________________
     Title   Director


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